UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 11, 2014

Sucampo Pharmaceuticals, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33609	30-0520478
(State or Other Juris- diction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4520 East-West Highway, 3rd Floor Bethesda, Maryland	20814
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 961-3400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

5.02(e) Compensatory Arrangements of Certain Officers

     On September 11, 2014, the Compensation Committee of the Board of Directors (the "Committee") of Sucampo Pharmaceuticals, Inc. (the "Company") took the following actions relating to executive compensation:

     The Committee approved a new equity incentive program under the Company's 2006 Stock Incentive Plan, as amended and restated (the “Plan”), which program will provide for a market-based annual equity incentive award to named executive officers and all eligible employees. For the market-based annual equity incentive award, the amount of each year’s target award will be based on the average market-based annual base compensation of the executive’s position determined from the Committee’s approved peer group which award will vest over four years in equal installments. In addition, the Committee approved stock option grants to the named executive officers which are evidenced by the Company's form of Stock Option Agreement, which is substantially similar to a copy of which was filed with the Current Report on Form 8-K as Exhibit 10.1 on May 6, 2011. These stock option awards vest in full four years from the date of grant unless in accordance with certain performance conditions, the Committee approves management’s recommendation that certain targets have been achieved in three different strategic objectives.  The Committee will consider management’s recommendation of the achievement of targets in the three different strategic objectives over the four years from the date of grant and may approve attainment of each of the three strategic objectives. One third of the total award will vest prior to the vesting date for each strategic objective attained as approved by the Committee.  In addition, one named executive officer received another stock option grant that will vest in equal installments over four years. The stock option grants approved by the Committee for the named executive officers are set forth in the table below.

	Securities Underlying September 11, 2014 Stock Option Grant
	Durational-based Options	Accelerated-vesting Options

Peter Greenleaf		200,000
Chief Executive Officer

Cary Claiborne	22,027	25,000
Chief Financial Officer

Stanley Miele		25,000
President of Sucampo Pharma Americas, Inc. and Senior Vice President, Sales and Marketing

Thomas Knapp		25,000
Chief Legal Officer

Peter Lichtlen		25,000
Chief Medical Officer

Andrew Smith		25,000
Principal Accounting Officer

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, on this 17th day of September, 2014.

SUCAMPO PHARMACEUTICALS INC.
By:	/s/ Thomas J. Knapp
Thomas J. Knapp
Executive Vice President, Chief Legal Officer and Corporate Secretary